Exhibit 99.1

Press Release

Rubicon Project and Telaria Agree to Combine to Form Largest Independent Sell-Side Advertising Platform, Poised to Capture Growth in Connected TV

Buyers Gain an Essential Omnichannel Partner Across All Formats and Geographies

●	Stock-for-stock merger at an exchange ratio of 1.082 shares of Rubicon Project (NYSE:RUBI) common stock for each share of Telaria (NYSE: TLRA) common stock, with Telaria stockholders expected to own approximately 47.1% and Rubicon Project stockholders expected to own approximately 52.9% of the fully diluted shares of the combined company

●	Combined company will offer a single platform for transacting Connected TV (CTV), desktop display, video, audio, and mobile inventory across all geographies and auction types

●	Upon closing, Michael Barrett will be named Chief Executive Officer of the combined company, Mark Zagorski will be named President & Chief Operating Officer and David Day will be the Chief Financial Officer

●	Telaria board member Paul Caine will be Chairperson of the Board of Directors of the combined company. The full board will consist of nine members; four existing directors from each company and Michael Barrett, CEO

●	Over the 12-month period ended September 30, 2019, Telaria and Rubicon Project’s aggregate revenue was $217 million, a 32% increase over the same period of the prior year

●	Combined company will have diversified revenue streams, substantial Adjusted EBITDA and a strong balance sheet with approximately $150 million in cash and no debt based on September 30, 2019 balances

●	Merger expected to create meaningful revenue and cost synergies, with expected annual run rate cost synergies of approximately $15-20 million

Los Angeles, CA and New York, NY (December 19, 2019) — Rubicon Project (NYSE:RUBI), the global exchange for advertising, and Telaria (NYSE: TLRA), the complete software platform that optimizes yield for leading video publishers, announced today that they have entered into a definitive agreement to combine in a stock-for-stock merger. The transaction, which has been unanimously approved by the Boards of Directors of both companies, will create the world’s largest independent sell-side advertising platform, poised to capture growth in CTV.

Together, Rubicon Project and Telaria will enable thousands of publishers to connect with hundreds of buyers and brands, creating a global, independent alternative to closed players in the ecosystem. In addition, the combined company will be an essential omnichannel partner for buyers across formats, screens and geographies. Both companies bring premium publisher partnerships and unique technical capabilities: Telaria as a leader in CTV, and Rubicon Project as an expert in scaled programmatic operations.

“The combination of Rubicon Project and Telaria will establish the world’s largest, independent sell-side advertising platform with scale, capabilities and solutions unmatched by the competition,” said Michael Barrett, President & CEO of Rubicon Project. “This transformative combination builds on our commitment to trust and transparency and accelerates our strategy to provide buyers and sellers with a single path to every format and channel including CTV. We could not be more excited about the future as two individually strong industry leaders with complementary assets and cultures come together to create a market leader that we believe will generate significant opportunities for our employees, customers, partners, and stockholders worldwide.”

“Our businesses are highly complementary, and when combined, are a powerful, strategic alternative to the walled gardens, which have been frustrating both buyers and sellers due to their lack of transparency, innovation bottlenecks, and conflicted business models,” stated Telaria CEO, Mark Zagorski. “The two companies will provide more technology resources, a broader geographic footprint and deeper financial assets to attack the growing opportunity created by the shift from linear viewing to CTV to the benefit of our customers and in support of a thriving open internet. For our stockholders, we believe this merger allows us to accelerate our growth, while providing additional resources to increase investment and continue to scale our industry-leading CTV technology. For our employees, this is an opportunity for development and to fully realize the potential of what we have built these past few years in a scaled, omnichannel platform.”

Strategic Rationale and Financial Benefits

The World’s Largest Independent Sell-Side Advertising Platform: The combination of Rubicon Project’s programmatic scale and expertise with Telaria’s leadership in CTV technology and premium partnerships, will create the world’s largest independent sell-side advertising platform. The result will enable publishers to monetize across all auction types and formats including CTV, desktop display, video, audio, and mobile. Together, the combined company will offer publishers a transparent alternative that supports the open internet and provides more control over how they manage their businesses.

Positioned to Capture the Growing CTV Opportunity: CTV is the fastest-growing digital medium, and an increasing amount of CTV viewing is ad-supported. CTV offers advertisers the premium environment of television and the enhanced marketing capabilities of digital media. As with all digital media, CTV advertising is poised to be almost entirely programmatically transacted in the near future. Driven by Telaria’s leading market position and technology expertise, the combination of the two companies will provide additional engineering and sales resources, a broader geographic footprint and deeper financial assets to seize the CTV opportunity -- to the benefit of our customers and in support of a thriving open internet.

An Essential Omnichannel Partner for Buyers: The combination of Rubicon Project and Telaria will create an essential omnichannel partner for buyers to reach their target audiences, across all formats and devices, anywhere in the world. The result will be an optimized supply path across CTV, desktop display, video, audio, and mobile, committed to exceptional client service, industry-leading transparency, robust support for identity solutions and brand-safe, fraud-free premium inventory.

Uniquely Positioned to Serve Global Publishers: Rubicon Project and Telaria have complementary domestic and international footprints with strengths across the Americas, EMEA and APAC. In North America, the combined company will have strong technology and operations based in Los Angeles, New York and Silicon Valley. Together, the global company will have offices in 11 countries with trusted relationships with the world’s leading buyers and sellers.

Combining Similar Cultures: Combined, Rubicon Project and Telaria will have more than 600 employees and contractors in 19 cities. Both companies are proud of their strong, employee-centric, client-focused corporate cultures. Rubicon Project and Telaria each recognize its employees are the most significant contributors to its success, and will work to preserve and enhance that commitment as a combined entity.

Stronger Combined Financial Profile: The combined company will have diversified revenue streams, substantial Adjusted EBITDA and a strong balance sheet with approximately $150 million in cash and no debt based on September 30, 2019 balances. The merger creates both revenue and cost synergies, with expected annual run rate cost synergies of approximately $15-20 million. Lastly, we expect that the combined company will have substantial operating leverage resulting in attractive Adjusted EBITDA margins.

Transaction Details

Under the terms of the merger agreement, each share of Telaria common stock issued and outstanding as of the effective time of the Merger will be converted into the right to receive 1.082 shares of Rubicon Project common stock (and, if applicable, cash in lieu of fractional shares) less any applicable withholding taxes.

Upon closing, Telaria stockholders are expected to own approximately 47.1% and Rubicon Project stockholders are expected to own approximately 52.9% of the fully diluted shares of the combined company.

Governance and Leadership

Upon closing, Michael Barrett will be named Chief Executive Officer of the combined company, Mark Zagorski will be named President & Chief Operating Officer and David Day will be the Chief Financial Officer. Telaria board member Paul Caine will be Chairperson of the Board of Directors of the combined company. The full board will consist of nine members; four existing directors from each company and Michael Barrett, CEO.

Timing and Approvals

The transaction, which is expected to close in the first half of 2020, is subject to the receipt of required regulatory approvals and other customary closing conditions and the approval of stockholders of both companies.

Advisors

LUMA Partners LLC and Needham & Company, LLC are serving as financial advisors to Rubicon Project, and Gibson, Dunn & Crutcher LLP is serving as its legal advisor. RBC Capital Markets, LLC is serving as financial advisor to Telaria, and Cooley LLP is serving as its legal advisor.

Conference Call and Webcast

Rubicon Project and Telaria will host a conference call today, December 19th at 8:00 a.m. ET to discuss the transaction. Callers may access the conference call via the investor relations page of each company’s website at http://investor.rubiconproject.com/ and https://investor.telaria.com/; or callers in North America may dial 1-844-875-6911 and callers outside North America may dial 1-412-902-6511. A replay of the call will be archived on the companies’ websites and available until January 2, 2020 via phone replay at 1-877-344-7529 or 1-412-317-0088 using access code 10137677.

About Rubicon Project

Founded in 2007, Rubicon Project is one of the world’s largest advertising exchanges. The company helps websites and apps thrive by giving them tools and expertise to sell ads easily and safely. In addition, the world's leading agencies and brands rely on Rubicon Project’s technology to execute billions of advertising transactions each month. Rubicon Project is an independent, publicly traded company (NYSE:RUBI) headquartered in Los Angeles, California.

About Telaria

Telaria (NYSE:TLRA) powers the future of TV advertising with proprietary, programmatic software that optimizes ad yield for leading video publishers across desktop, mobile and CTV. Telaria’s clients include the most innovative video content publishers across the globe such as Hulu, SlingTV, PlutoTV, TubiTV, Singtel, Australia’s Nine Entertainment Co, Network 10 and Seven West Media, and Brazil’s Globo.

Telaria is headquartered in New York City and supports its global client base out of 13 offices worldwide across North America, EMEA, LATAM and APAC.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger involving The Rubicon Project, Inc. (“Rubicon Project”) and Telaria, Inc. (“Telaria”). In connection with the proposed merger, Rubicon Project intends to file with the United States Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to stockholders of Rubicon Project and Telaria. SECURITY HOLDERS OF RUBICON PROJECT AND TELARIA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the registration statement and proxy statement/prospectus (when available) and other documents filed by Rubicon Project and Telaria, without charge, through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Rubicon Project will be made available free of charge on Rubicon Project’s website at https://rubiconproject.com/ under the link “Investor” and then under the heading “Financials and Filings” and the subheading “SEC Filings.” Copies of documents filed with the SEC by Telaria will be made available free of charge on Telaria’s website at https://Telaria.com/ under the link “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

Rubicon Project and Telaria and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Rubicon Project common stock and Telaria common stock in respect of the proposed transaction. Information about Rubicon Project’s directors and executive officers is set forth in the proxy statement for Rubicon Project’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2019. Information about Telaria’s directors and executive officers is set forth in the proxy statement for Telaria’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, through securities holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Forward-Looking Statements

This press release may contain forward-looking statements, including statements based upon or relating to Rubicon Project’s and Telaria’s expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “anticipate,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning anticipated financial performance, including, without limitation, revenue, advertising spend, non-GAAP loss per share, profitability, net income (loss), Adjusted EBITDA, earnings per share, and cash flow; strategic objectives, including focus on header bidding, mobile, video, Demand Manager, and private marketplace opportunities; investments in Rubicon Project’s or Telaria’s business; development of Rubicon Project’s or Telaria’s technology; introduction of new offerings; the impact of transparency initiatives Rubicon Project or Telaria may undertake; the impact of Rubicon Project’s or Telaria’s traffic shaping technology on their businesses; the effects of cost reduction initiatives; scope and duration of client relationships; the fees Rubicon Project or Telaria may charge in the future; business mix and expansion of Rubicon Project’s or Telaria’s mobile, video and private marketplace offerings; sales growth; client utilization of Rubicon Project’s or Telaria’s offerings; Rubicon Project’s or Telaria’s competitive differentiation; Rubicon Project’s or Telaria’s market share and leadership position in the industry; market conditions, trends, and opportunities; user reach; certain statements regarding future operational performance measures including ad requests, fill rate, paid impressions, average CPM, take rate, and advertising spend; benefits from supply path optimization; anticipated benefits of the merger, including estimated synergies and cost savings resulting from the merger; the expected timing of completion of the merger; estimated costs associated with such transactions; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect Rubicon Project’s and Telaria’s current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the failure to satisfy the closing conditions; the possibility that the consummation of the proposed transactions is delayed or does not occur, including the failure of the parties’ stockholders to approve the proposed transactions; uncertainty as to whether the parties will be able to complete the merger on the terms set forth in the merger agreement; uncertainty regarding the timing of the receipt of required regulatory approvals for the merger and the possibility that the parties may be required to accept conditions that could reduce or eliminate the anticipated benefits of the merger as a condition to obtaining regulatory approvals or that the required regulatory approvals might not be obtained at all; the outcome of any legal proceedings that have been or may be instituted against the parties or others following announcement of the transactions contemplated by the merger agreement; challenges, disruptions and costs of closing, integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected; risks that the merger and other transactions contemplated by the merger agreement disrupt current plans and operations that may harm the parties’ businesses; the amount of any costs, fees, expenses, impairments and charges related to the merger; uncertainty as to the effects of the announcement or pendency of the merger on the market price of the parties’ respective common stock and/or on their respective financial performance; uncertainty as to the long-term value of Rubicon Project’s and Telaria’s common stock; the business, economic and political conditions in the markets in which Rubicon Project and Telaria operate; Rubicon Project’s and Telaria’s ability to continue to grow and to manage their growth effectively; Rubicon Project’s and Telaria’s ability to develop innovative new technologies and remain market leaders; the effect on the advertising market and Rubicon Project’s and Telaria’s businesses from difficult economic conditions or uncertainty; the freedom of buyers and sellers to direct their spending and inventory to competing sources of inventory and demand; Rubicon Project’s and Telaria’s ability to adapt effectively to shifts in digital advertising; the effects, including loss of market share, of increased competition in Rubicon Project’s and Telaria’s markets and increasing concentration of advertising spending, including mobile spending, in a small number of very large competitors; the effects of consolidation in the ad tech industry; acts of competitors and other third parties that can adversely affect Rubicon Project’s and Telaria’s businesses; Rubicon Project’s and Telaria’s ability to differentiate their offerings and compete effectively in a market trending increasingly toward commodification, transparency, and disintermediation; potential adverse effects of malicious activity such as fraudulent inventory and malware; costs associated with defending intellectual property infringement and other claims; Rubicon Project’s and Telaria’s ability to attract and retain qualified employees and key personnel; and Rubicon Project’s and Telaria’s ability to comply with, and the effect on their businesses of, evolving legal standards and regulations, particularly concerning data protection and consumer privacy and evolving labor standards.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Rubicon Project’s and Telaria’s most recent reports on Form 10-K, Form 10-Q, Form 8-K and other documents on file with the SEC. These forward-looking statements represent estimates and assumptions only as of the date made. Unless required by federal securities laws, Rubicon Project and Telaria assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this document with the understanding that Rubicon Project’s and Telaria’s actual future results may be materially different from what Rubicon Project and Telaria expect. Rubicon Project and Telaria qualify all of their forward-looking statements by these cautionary statements.

Contacts for Rubicon Project

Investor Relations:

Nick Kormeluk

Vice President, Investor Relations

949-500-0003

nkormeluk@Rubicon Project.com

Media Relations:

Charlstie Veith

Global Head of Communications

516-300-3569

cveith@Rubicon Project.com

Contacts for Telaria

Investor Relations:

Andrew Posen

Vice President, Head of Investor Relations

212-792-2315

IR@Telaria.com

Media Relations:

Lekha Rao

Vice President, Media Relations & Corporate Communications

646-226-0254

lrao@Telaria.com